                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2000


             Bombardier Capital Mortgage Securitization Corporation
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

          Vermont                  333-40113                  03-0355080
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      (State or other             (Commission               (IRS Employer
      jurisdiction of             File Number)           Identification No.)
      incorporation)

        1600 Mountain View Drive
             Colchester, VT                                   05446
--------------------------------------------------------------------------------
(Address of principal executive offices)                     Zip Code

           Registrant's telephone, including area code: (802) 654-7200

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)



                         Index to Exhibits is on Page 5




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ITEM 2.           Acquisition or Disposition of Assets; General


     On January 27, 2000, Bombardier Capital Mortgage Securitization Corporation issued its Senior/Subordinated Pass-Through Certificates, Series 2000-A, such series representing interests in a pool of fixed rate manufactured housing sales contracts deposited in the BCMSC Trust 2000-A. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated August 31, 1999, as supplemented by the prospectus supplement dated January 24, 2000 (together, the "Prospectus").

     The Class A Certificates consist of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates. The Class M Certificates consist of the Class M-1 Certificates and Class M-2 Certificates. The Class B Certificates consist of the Class B-1 Certificates and the Class B-2 Certificates. The Class X Certificates consist of the Class X Certificates. The Class R Certificates consist of the Class R Certificates.

     The Class M Certificates, the Class B Certificates, the Class X Certificates and the Class R Certificates are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Class M-1 Certificates are subordinated to the Class A Certificates to the extent described in the Prospectus. The Class M-2 Certificates are subordinated to the Class A Certificates and the Class M-1 Certificates to the extent described in the Prospectus. The Class B-1 Certificates are subordinated to the Class A Certificates and the Class M Certificates to the extent described in the Prospectus.






                         Index to Exhibits is on Page 5




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ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.               Description
-----------               -----------
       4.1                Series 2000-A Pooling and Servicing Agreement,
                          dated as of January 1, 2000 among Bombardier
                          Capital Mortgage Securitization Corporation, as
                          Depositor, Bombardier Capital Inc., as Servicer and
                          Harris Trust and Savings Bank, as Trustee.

       4.2                Standard Terms to Pooling and Servicing
                          Agreement (January 2000 Edition).

       99                 Form of Underwriting Agreement.






                         Index to Exhibits is on Page 5

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BOMBARDIER CAPITAL MORTGAGE
                                      SECURITIZATION CORPORATION

Date:  January 27, 2000

                                      By:    /s/ Jean C. O'Neill
                                             -------------------------------
                                      Name:  Jean C. O'Neill
                                      Title: Assistant General Counsel






                         Index to Exhibits is on Page 5

                                INDEX TO EXHIBITS


Exhibit No.              Description
-----------              -----------
       4.1               Series 2000-A Pooling and Servicing
                         Agreement, dated as of January 1, 2000 among
                         Bombardier Capital Mortgage Securitization
                         Corporation, as Depositor, Bombardier Capital
                         Inc., as Servicer and Harris Trust and Savings
                         Bank, as Trustee.

       4.2               Standard Terms to Pooling and Servicing
                         Agreement (January 2000 Edition).

       99                Form of Underwriting Agreement.



                         Index to Exhibits is on Page 5


                           STATEMENT OF DIFFERENCES
                           -----------------------

The section symbol shall be expressed as................................. 'SS'